ReliaStar Life Insurance Company and its Separate Account N ING ADVANTAGESM Supplement dated June 14, 2010, to the Contract Prospectus dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective June 1, 2010, the name of the subadviser for the ING Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) to Invesco Advisers, Inc.
2.	Effective June 1, 2010, the information for the funds referenced above appearing in the Contract Prospectus under Appendix II – Fund Descriptions is hereby deleted and replaced with the following:

Fund Name and
Investment Adviser/Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term
and Income Portfolio	capital appreciation and current income.
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Partners, Inc. – ING Van Kampen Growth	Seeks long-term growth of capital and
and Income Portfolio	income.
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.

X.100209-10A	1 of 1	June 2010